Exhibit 99.1

Eastern Insurance Holdings, Inc. Eastern Alliance Insurance Company Allied Eastern Indemnity Company Eastern Life & Health Insurance Company Employers Alliance, Inc.

DATE:	March 10, 2008	FINANCIAL CONTACT:
Kevin Shook, Treasurer and Chief Financial Officer
(717) 735-1660
kshook@eains.com

FOR IMMEDIATE RELEASE

EASTERN INSURANCE HOLDINGS, INC.

ANNOUNCES QUARTERLY DIVIDEND

(Lancaster, PA) – Eastern Insurance Holdings, Inc. (NASDAQ: EIHI) (“EIHI,” the “Company”) announced today that its board of directors has authorized a $0.07 per share quarterly cash dividend on its issued and outstanding shares of common stock, payable March 28, 2008 to shareholders of record at the close of business on March 14, 2007.

EIHI is the parent company of Eastern Life and Health Insurance Company (“Eastern Life and Health”), which converted from mutual to stock form on June 16, 2006. The Pennsylvania Insurance Department’s order approving the conversion prohibits both Eastern Life and Health and EIHI from making any distribution to shareholders without prior Pennsylvania Insurance Department approval for a period of three years. EIHI sought and received Pennsylvania Insurance Department approval for this quarterly dividend. It is the present intent of EIHI to seek approval from the Pennsylvania Insurance Department for future quarterly dividends during the remaining 15 months that it is subject to this Pennsylvania Insurance Department order if economic conditions and EIHI’s financial performance warrant. No assurance can be given, however, that any such permission, if sought, will be received.

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The Eastern Alliance Insurance Building · 25 Race Avenue · P.O. Box 83777 · Lancaster, PA 17608-3777

888.654.7100 · Fax 717.399.3781 · www.easterninsuranceholdings.com · www.eains.com · www.elhins.com

March 10, 2008	EIHI Announces Quarterly Dividend

EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation, a domestic life and health insurance company, an offshore specialty reinsurance company and a third-party claims administration company.

EIHI is located at 25 Race Avenue in Lancaster. The company’s Web address is http://www.easterninsuranceholdings.com.

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are – based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes, a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our Form S-1

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March 10, 2008	EIHI Announces Quarterly Dividend

Registration Statement, filed with the U.S. Securities and Exchange Commission and in our other public filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

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